SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549

                            FORM 8-K

                         CURRENT REPORT
             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

                Date of Report: January 19, 1999
                (Date of earliest event reported)


        AMRESCO Commercial Mortgage Funding I Corporation
     (Exact Name of registrant as specified in its charter)

Delaware                       333-19591             75-2683929
(State or Other Juris-       (Commission           (I.R.S. Employer
diction of Incorporation)    File Number)          Identification Number)


700 N. Pearl St. Suite 2400 Dallas, Texas      75201
-----------------------------------------------------------------
(Address of Principal Executive Office)      (Zip Code)


Registrant's telephone number, including area code: (214) 953-7700


            This Document contains exactly 24 Pages.
                The Exhibit Index is on Page 05.








ITEM 5.   OTHER EVENTS

          This Current Report on Form 8-K relates to the Trust Fund formed, and the Commercial Mortgage Pass-Through Certificates Series 1997-C1 issued pursuant to a Pooling and Servicing Agreement, dated as of June 1, 1997 (the "Pooling and Servicing Agreement"), by and among AMRESCO Commercial Mortgage Funding I Corporation (the "Company"), as depositor, AMRESCO Services L.P., as servicer, LaSalle National Bank, as trustee, and ABN AMRO Bank, N.V., as fiscal agent. The Certificates have been registered pursuant to the Act under a Registration Statement on Form S-3 (No. 333-19591) (the "Registration Statement").

          Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.

          Pursuant to Section 3.22 of the Pooling and Servicing
Agreement, Servicer is filing this Current Report containing the January 19, 1999 monthly distribution report prepared by the Trustee, pursuant to Section 4.02(a) thereof.

          This Current Report is being filed by the Servicer, in its capacity as such under the Pooling and Servicing Agreement, on behalf of the Registrant. The information reported and contained herein has been supplied to the Servicer by one or more of the Borrowers or other third parties without independent review or investigation by the Servicer. Pursuant to the Pooling and Servicing Agreement, the Servicer is not responsible for the accuracy or completeness of such information.







ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
          AND EXHIBITS

          (c)  Exhibits


                         Item 601(a) of
                         Regulation S-K
          Exhibit No.    Exhibit No.         Description

          22.1      99             Monthly distribution report pursuant to
                                   Section 4.2 of the Pooling and Servicing
                                   Agreement for the distribution on January
                                   19, 1999.





Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                   AMRESCO MORTGAGE CAPITAL, INC.
                                   AS GENERAL PARTNER OF AMRESCO
                                   SERVICES L.P., IN ITS CAPACITY AS
                                   SERVICER UNDER THE POOLING AND
                                   SERVICING AGREEMENT ON
                                   BEHALF OF AMRESCO COMMERCIAL
                                   MORTGAGE FUNDING I
                                   CORPORATION, REGISTRANT





                                   By: s/d Daniel B. Kirby
                                          Daniel B. Kirby
                                          Senior Vice President


                                   By: s/d Tom Bauer
                                          Tom Bauer
                                          Vice President


Date: January 19, 1999








                          EXHIBIT INDEX



                         Item 601(a) of
                         Regulation S-K
          Exhibit No.    Exhibit No.         Description

          22.1      99             Monthly distribution report pursuant to
                                   Section 4.2 of the Pooling and Servicing
                                   Agreement for the distribution on January
                                   19, 1999